UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009

PIKE ELECTRIC CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pike Way Mount Airy, NC	27030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 789-2171

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

At its meeting held on April 30, 2009, the Board of Directors (the “Board”) of Pike Electric Corporation (the “Company”) approved the form of an indemnification agreement (the “Indemnification Agreement”) to be entered into between the Company and the Board’s members (the “Directors”). The Indemnification Agreements provide that the Company will indemnify and hold harmless a Director if the Director is made a party to or is otherwise involved in certain legal proceedings as a result of actions related to the Director’s service as a director of the Company or as a director of another enterprise at the Company’s request.  Such indemnification includes all expenses (including attorneys’ fees), judgments, fines and other amounts paid in settlement, provided that the director acted in good faith and in a manner the director reasonably believed to be in the best interests of the Company.  The Indemnification Agreements require the Company to advance the expenses incurred by a Director in defending against any such proceeding.  However, the Director must deliver an undertaking to the Company to repay all amounts advanced if it is ultimately determined that the Director is not entitled to be indemnified. The rights of the Directors under the Indemnification Agreements are not exclusive and are in addition to their rights under the Company’s certificate of incorporation and bylaws and under applicable law.

The foregoing summary does not constitute a complete summary of the Indemnification Agreement and is qualified in its entirety by reference to the complete text of the Indemnification Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2009, the Company entered into an amendment (the “Amendment”) to the Amended and Restated Employment Agreement dated September 24, 2008, by and between the Company and J. Eric Pike, the Company’s Chairman and Chief Executive Officer (the “Employment Agreement”). The Amendment, among other things, (i)  provides that the Company’s obligation of continuing group health coverage as a severance benefit could instead be satisfied through payment or reimbursement of COBRA under certain circumstances, (ii) further clarified the restricted territory for purposes of the non-competition covenant, (iii) provides for indemnification of Mr. Pike by the Company on terms substantially similar to those provided to the Directors described in Item 1.01 above and extending such terms to his actions as an officer, employee or agent of the Company or in a similar capacity for another enterprise at the Company’s request, (iv) changes the governing law of the Employment Agreement to that of North Carolina except for matters regarding indemnity in which case the governing law is that of Delaware, and (v) further expands the terms of the mandatory arbitration provisions in the Employment Agreement.

The foregoing summary does not constitute a complete summary of the Amendment and is qualified in its entirety by reference to the complete text of the Amendment which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective as of April 30, 2009, the Board amended and restated the Company’s bylaws (the “Bylaws”) to require additional information in the advance notice provisions for stockholder proposals and nominations, to provide more accurate and complete descriptions of the duties and authority of the officers, to revise the provisions regarding indemnification of directors and officers, and to make various technical corrections and conforming changes. These changes, which were made to Sections 2.07 and 3.03 and Articles IV and V of the Bylaws, are summarized below:

•	Added a requirement that a stockholder presenting a stockholder proposal or making a Director nomination disclose information as to indirect, derivative and other “synthetic” shareholdings or other economic interests of such stockholder and certain related parties;

•	Added a requirement that a director nominee must provide information reasonably required by the Company to determine whether such nominee would be an “independent” director;

•	Revised the officer descriptions to provide more accurate and complete descriptions of the duties and authority of the officers;

•	Revised the mandatory indemnification provided by Sections 5.01 and 5.02 of the Bylaws to be limited to current and former directors and officers;

•	Revised Section 5.06 of the Bylaws to require the Company to make advances of expenses in the defense of a proceeding before the final outcome is determined to current or former directors and officers, so long as the expenses were actually and reasonably incurred, as subject to an undertaking to repay such expenses if it is finally determined that the director or officer was not entitled to be indemnified for them;

•	Revised Section 5.11 of the Bylaws to expand the list of items that are excluded from indemnification to include (a) proceedings brought by the Company or anyone else to enforce employment, non-compete and other agreements between the indemnified person and the Company or its affiliates and (b) recoveries of “short-swing profits” under Section 16 of the Securities Exchange Act of 1934; and

•	Added a new Section 5.12 of the Bylaws to prohibit retroactive repeal or modification of the indemnification or advancement rights provided in the Bylaws.

The foregoing summary does not constitute a complete summary of the Bylaws and is qualified in its entirety by reference to the complete text of the Bylaws which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description
3.1	Amended and Restated Bylaws of Pike Electric Corporation, as of April 30, 2009
10.1*	Form of Indemnification Agreement between Pike Electric Corporation and its Directors
10.2*	First Amendment to Amended and Restated Employment Agreement, dated May 1, 2009, by and between Pike Electric Corporation and J. Eric Pike

* Indicates a management contract or compensatory plan or arrangement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION

Date: May 5, 2009	By: /s/ James R. Fox
Name: James R. Fox
Title: General Counsel, Chief Risk Officer and Corporate Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
April 30, 2009	1-32582

PIKE ELECTRIC CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Amended and Restated Bylaws of Pike Electric Corporation, as of April 30, 2009
10.1*	Form of Indemnification Agreement between Pike Electric Corporation and its Directors
10.2*	First Amendment to Amended and Restated Employment Agreement, dated May 1, 2009, by and between Pike Electric Corporation and J. Eric Pike

* Indicates a management contract or compensatory plan or arrangement.